U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 11, 2003




                                  AVITAR, INC.
             (Exact name of registrant as specified in its charter)



Delaware                                 1-15695                06-1174053
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
 Incorporation or Organization)                              Identification No.)

                                   65 Dan Road
                           Canton, Massachusetts 02021
                    (Address of Principal Executive Offices)

                                 (781) 821-2440
                (Issuer's Telephone Number, Including Area Code)

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Item 5.  Other Events and Regulation FD Disclosure.

The Registrant filed a Registration Statement on Form S-3 on September 10, 2003. The Risk Factors included in the Prospectus contained in the aforementioned Registration Statement are incorporated into the Prospectus of the previously effective Registration Statements of the Registrant, including Registration No. 333-101417 effective December 6, 2002 and Registration No. 333-106025 effective July 24, 2003.

 A copy of the Risk Factors is filed as an Exhibit to this Report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

99.1 - Risk Factors




                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Avitar, Inc.
                                                (Registrant)
Date September 10, 2003                        /s/ Jay Leatherman, CFO
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                                                (Signature)